                                                                     EXHIBIT 4.1

      NUMBER                                                SHARES

UNSP                                [LOGO]

                            Unisphere Networks, Inc.
   COMMON STOCK                                           COMMON STOCK

              INCORPORATED UNDER THE LAWS OF THE STATE OF DELAWARE

         THIS CERTIFICATE IS TRANSFERABLE IN BOSTON, MA OR NEW YORK, NY


This Certifies that                                    CUSIP 90922B 10 1
                                             SEE REVERSE FOR CERTAIN DEFINITIONS



is the owner of

              FULLY PAID AND NONASSESSABLE SHARES OF COMMON STOCK,
                          PAR VALUE $.01 PER SHARE, OF

Unisphere Networks, Inc. (the "Corporation"), transferable upon the books of the Corporation in person or by duly authorized attorney upon surrender of this Certificate properly endorsed or assigned. This Certificate and the shares represented hereby are issued and held subject to the laws of the State of Delaware and to the provisions of the Certificate of Incorporation and By-Laws of the Corporation, each as now in effect or hereafter amended. This
Certificate is not valid unless countersigned and registered by the Transfer Agent and Registrar.

IN WITNESS WHEREOF, the Corporation has caused this Certificate to be executed by the facsimile signatures of its duly authorized officers and sealed with the facsimile seal of the Corporation.

Dated:

UNISPHERE NETWORKS, INC.

       [SEAL]

       1999

     Delaware



         /s/ James A. Dolce, Jr.                /s/ Suzanne M. Zabitchuck
             CHIEF EXECUTIVE                             SECRETARY
          OFFICER AND PRESIDENT




COUNTERSIGNED AND REGISTERED:

EQUISERVE TRUST COMPANY, N.A.
                           TRANSFER AGENT
                            AND REGISTRAR
By: /s/ Charles Rossi

                     AUTHORIZED SIGNATURE
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                            Unisphere Networks, Inc.

     THE CORPORATION IS AUTHORIZED TO ISSUE MORE THAN ONE CLASS AND SERIES OF STOCK. THE CORPORATION WILL FURNISH TO THE HOLDER UPON WRITTEN REQUEST WITHOUT CHARGE A STATEMENT OF THE POWERS, DESIGNATIONS, PREFERENCES AND RELATIVE, PARTICIPATING, OPTIONAL OR OTHER SPECIAL RIGHTS OF EACH CLASS OF STOCK OR SERIES THEREOF AND THE QUALIFICATIONS, LIMITATIONS OR RESTRICTIONS OF SUCH PREFERENCES AND/OR RIGHTS.

     The following abbreviations, when used in the inscription on the face of this Certificate, shall be construed as though they were written out in full according to applicable laws or regulations.

TEN COM  -- as tenants in common                 UNIF GIFT MIN ACT -- _____________ Custodian _____________
TEN ENT  -- as tenants by the entirety                                   (Cust)                 (Minor)
JT TEN   -- as joint tenants with right of                            Under Uniform Gifts to Minors
            survivorship and not as tenants                           Act__________________________________
            in common                                                                (State)
COM PROP -- as community property

    Additional abbreviations may also be used though not in the above list.

                                   ASSIGNMENT

For value received, _______________________ hereby sell(s), assign(s), and transfer(s) unto


PLEASE INSERT SOCIAL SECURITY OR OTHER
   IDENTIFYING NUMBER OF ASSIGNEE
 _____________________________________
|                                     |
|_____________________________________|_________________________________________

________________________________________________________________________________

________________________________________________________________________________
(PLEASE PRINT OR TYPEWRITE NAME AND ADDRESS, INCLUDING POSTAL ZIP CODE, OF ASSIGNEE)

________________________________________________________________________________

_________________________________________________________________________ shares of the Common Stock represented by the within Certificate, and do(es) hereby irrevocably constitute and appoint

_______________________________________________________________________ Attorney
to transfer the said stock on the books of the within named Corporation with full power of substitution in the premises.


Dated, __________________   ___________________________________________________
                            NOTICE: THE SIGNATURE TO THE ASSIGNMENT MUST
                            CORRESPOND WITH THE NAME AS WRITTEN UPON THE FACE
                            OF THE CERTIFICATE IN EVERY PARTICULAR, WITHOUT
                            ALTERATION OR ENLARGEMENT, OR ANY CHANGE WHATSOEVER.

SIGNATURE(S) GUARANTEED: _______________________________________________________
                         THE SIGNATURE(S) MUST BE GUARANTEED BY AN ELIGIBLE GUARANTOR INSTITUTION (BANKS, STOCKBROKERS, SAVINGS AND LOAN ASSOCIATIONS AND CREDIT UNIONS WITH MEMBERSHIP
                         IN AN APPROVED SIGNATURE GUARANTEE MEDALLION PROGRAM, PURSUANT TO S.E.C. RULE 17Ad-15.